NOTICE

To the Unitholders and Warrantholders of
SATURNS Trust No. 2007-1
CUSIP Nos. * 80412E202, 80412EAA1, 80412E111

TO DEPOSITORIES, NOMINEES, CUSTODIANS AND OTHER INTERMEDIARIES: THIS TRANSMITTAL CONTAINS IMPORTANT INFORMATION THAT IS OF INTEREST TO THE BENEFICIAL OWNERS OF THE SUBJECT SECURITIES. ALL DEPOSITORIES, NOMINEES, CUSTODIANS, AND OTHER INTERMEDIARIES RECEIVING THIS NOTICE ARE REQUESTED TO EXPEDITE RE-TRANSMITTAL TO THE BENEFICIAL OWNERS OF SUCH SECURITIES OR OTHER SUCH REPRESENTATIVES WHO ARE AUTHORIZED TO TAKE ACTION IMMEDIATELY. YOUR FAILURE TO ACT PROMPTLY IN COMPLIANCE WITH THIS PARAGRAPH MAY IMPAIR THE ABILITY OF THE BENEFICIAL OWNERS ON WHOSE BEHALF YOU ACT TO TAKE APPROPRIATE ACTIONS CONCERNING THE MATTERS DESCRIBED IN THIS NOTICE.

TO UNITHOLDERS AND WARRANTHOLDERS: YOU SHOULD READ THIS NOTICE AND ANY ACCOMPANYING EXHIBIT(S) THOROUGHLY AND CAREFULLY. YOUR RIGHTS MAY BE AFFECTED. PLEASE TAKE NOTE OF ANY DEADLINES SET FORTH HEREIN. YOU SHOULD DISCUSS THE INFORMATION HEREIN WITH YOUR ATTORNEY AND/OR OTHER ADVISORS. IF YOU DO NOT HAVE AN ATTORNEY OR ADVISOR, YOU MAY WISH TO ENGAGE ONE. UNITHOLDERS SHOULD NOT RELY ON THIS NOTICE OR THE TRUSTEE AS THEIR SOLE SOURCE OF INFORMATION.

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* The CUSIP numbers are included herein solely for the convenience of the registered owners of the Units. No representation is made as to the correctness or accuracy of the CUSIP numbers.

Reference is made to (1) the agreements (collectively, the “Governing Agreements”) governing the SATURNS Trust No. 2007-1 (the “Trust”) including, without limitation the Standard Terms for Trust Agreements, dated April 13, 2006 (the “Standard Terms”) and the Trust Agreement dated March 1, 2007 (the “Trust Agreement”), between MS Structured Asset Corp., as depositor and U.S. Bank National Association, as trustee (the “Trustee”) as successor in interest to Bank of America, National Association, as successor by merger with LaSalle Bank National Association; and (2) the Trustee’s prior notice to Unitholders, Warrantholders, the Depositor, and the Rating Agencies dated May 20, 2020 (the “May 20th Notice”). Capitalized terms used and not defined herein have the meanings given to them in the Governing Agreements or the May 20th Notice, as the context requires.

This notice is given to you by U.S. Bank National Association, not in its individual capacity, but solely in its capacity as Trustee of the Trust under the Trust Agreement.

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Notice of Final Distribution and Termination

This notice is being provided to Unitholders, the Warrantholders, the Depositor, and the Rating Agencies in accordance with the terms of the Governing Agreements.

As noted in the May 20th Notice, on May 15, 2020, J. C. Penney Company, Inc. filed for bankruptcy in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (Case No. 20-20182).[1] This filing constituted an Underlying Security Default and this Underlying Security Default constituted a Trust Wind-Up Event.[2]

Based on this Trust Wind-Up Event, on May 28, 2020, in accordance with the terms of Governing Agreements, Morgan Stanley & Co. Incorporated, as Selling Agent, solicited bids for the underlying J.C. Penney Company, Inc. 7.625% debentures due March 1, 2097 previously held by the Trust (the “Underlying Securities”). The highest bid price received by the Selling Agent was $147,150.00. In accordance with the Warrantholders’ right of first refusal under the Governing Agreement, the Selling Agent offered the Warrantholders the option to acquire the Underlying Securities at the $147,150.00 highest bid price which option the Warrantholders exercised.

The net proceeds from the sale of the Underlying Securities will be applied to redeem the Units and terminate the Trust pursuant to the Governing Agreements. The final distribution will occur on or before June 17, 2020.

Beneficial owners of the Units will receive any distributions through The Depository Trust Company (“DTC”) and the intermediaries through which they hold their Units. DTC will present

1 Holders can review and/or monitor certain court filings in the bankruptcy proceedings via the website maintained by Prime Clerk at https://cases.primeclerk.com/JCPenney/. The Trustee makes no representations about the timeliness, completeness or accuracy of information posted to this website.

2 As a result of the filing, the New York Stock Exchange (NYSE) announced in a press release dated May 19, 2020 that it has commenced the process for delisting the Class A Units from NYSE and that trading in the Class A Units has been suspended.

its Units to the Trustee in accordance with the procedures specified by DTC and the Trustee. Beneficial owners of the Units should inquire with the intermediary holding their Units as to procedures for presentation and final payment and should provide instructions in writing with respect to the final distribution to their intermediary if required.

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Questions regarding this notice may be directed to the Trustee via email at matthew.smith2@usbank.com. Holders with other questions may contact Bondholder Services at (800) 934-6802, option #7. In connection with any such questions, Unitholders may be asked to verify their holdings in the Trust.

In addressing inquiries that may be directed to it, the Trustee may conclude that a specific response to a particular inquiry from an individual Unitholder is not consistent with equal and full dissemination of information to all Unitholders. To protect the interests of all Unitholders, the Trustee may condition any response to inquiries by Unitholders upon the execution and delivery of a confidentiality agreement and may determine not to disclose certain information.

* * *

Unitholders and other persons interested in the Trust should not rely on the Trustee, its counsel, or any other advisors that may be retained by the Trustee, as their sole source of information. Although this notice contains a summary of certain information, this notice is not a complete summary or statement of such information, of relevant law, or of relevant legal procedures and the Trustee makes no representation and accepts no responsibility or liability as to the completeness or accuracy of the information provided herein. Unitholders should carefully consider the implications of the matters described in this notice and consult with their own legal and financial advisors.

Please note that this notice is not intended and should not be construed as investment, accounting, financial, legal, tax, or other advice by or on behalf of the Trustee, or its directors, officers, affiliates, agents, attorneys, or employees. Each person or entity receiving this notice should seek the advice of its own advisors in respect of the matters set forth herein.

Please be further advised that the Trustee reserves all of the rights, powers, claims, and remedies available to it under the Governing Agreements and applicable law. No delay or forbearance by the Trustee in exercising any right or remedy accruing upon the occurrence of a default, or otherwise under the terms of the Governing Agreements, other documentation relating thereto or under applicable law, shall impair any such right or remedy or constitute a waiver thereof or acquiescence therein.

The Trustee expressly reserves all rights in respect of the Governing Agreements including, without limitation, its right to recover its fees and costs (including, without limitation, fees and costs incurred or to be incurred by it in performing its duties, indemnities owing or to become owing to it, compensation for its time spent, and reimbursement for fees and costs of counsel and other agents it employs in performing its duties or to pursue remedies) and its right, prior to exercising any rights or powers in connection with the Governing Agreements at the request or direction of any Unitholder, to receive security or indemnity satisfactory to it against all costs, expenses, and liabilities which might be incurred in compliance therewith, and all rights that may be available to it under applicable law or otherwise.

Prior to any distribution to Unitholders, to the extent permitted under the Governing Agreements, funds held by the Trustee may be used first for payment of the fees and costs incurred or to be incurred by the Trustee in performing its duties, as well as for any indemnities owing or to become owing to the Trustee. This includes, but is not limited to, compensation for Trustee time spent, and the fees and costs of counsel and other agents it employs, to pursue remedies or other actions, including the resolution of the issues described in this notice.

Recipients of this notice are cautioned that this notice is not evidence that the Trustee will recognize the recipient as a Unitholder.

Dated: June 10, 2020

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

cc:

Addressees Listed on Schedule I

Schedule I

MS Structured Asset Corp.
1585 Broadway
New York, NY 10036

S&P Global Inc
55 Water Street
New York, NY 10004
Email: servicer_reports@sandp.com

Moody’s Investor Service
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Email: ServicerReports@Moodys.com

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